EXHIBIT 10.18

              DIRECTORS AND OFFICERS LIABILITY
                      INSURANCE POLICY

                THIS IS A "CLAIMS-FIRST-MADE"
        INSURANCE POLICY.  PLEASE READ IT CAREFULLY.

 Words and phrases which appear in all capital letters have
                         the special
                    meanings set forth in
                  Section II - Definitions

                            AEGIS
                  ASSOCIATED ELECTRIC & GAS
                 INSURANCE SERVICES LIMITED
                      HAMILTON, BERMUDA


                        DECLARATIONS

                                        POLICY NO. D0392B1A97

                                        DECLARATIONS NO. 1

Item 1: This POLICY provides indemnification with respect to the DIRECTORS and OFFICERS of:

          IPALCO Enterprises, Inc.
          25 Monument Circle
          Indianapolis, IN  46204

Item 2: POLICY PERIOD: from the 1st day of June, 1997, to the 1st day of June, 1998 both days at 12:01 A.M.
          Standard Time at the address of the COMPANY.

Item 3:   RETROACTIVE DATE:  the 4th day of December, 1970 at
          12:01 A.M. Standard Time at the address of the COMPANY.

Item 4:   A.   POLICY PREMIUM:     $219,948.
          B.   MINIMUM PREMIUM:    $ 87,979.

Item 5:   Limits of Liability:
          A.   $ 35,000,000   Each WRONGFUL ACT
          B.   $ 35,000,000   Aggregate Limit of Liability for the
                              POLICY PERIOD

Item 6:   UNDERLYING LIMITS:
          This POLICY is written as primary insurance

          A. If this POLICY is written as Primary Insurance with respect to Insuring Agreement I(A)(2) only:
               (1)  $ 200,000 Each WRONGFUL ACT not
                              arising from NUCLEAR OPERATIONS
               (2)  $ 200,000 Each WRONGFUL ACT arising from
                              NUCLEAR OPERATIONS

                      DECLARATIONS
                        continued

                                        POLICY NO. D0392B1A97

                                        DECLARATIONS NO. 1


          B.   If this POLICY is written as EXCESS Insurance:
               (1)  (a) $ ________ Each WRONGFUL ACT
                    (b) $ ________ In the Aggregate for all
                                   WRONGFUL ACTS
               (2)      $ ________ Each WRONGFUL ACT not covered
                                   under Underlying Insurance
               (3)  In the Event of Exhaustion of the
                    UNDERLYING LIMIT stated in Item
                    6(B)(1)(b) above with respect to Insuring
                    Agreement I(A)(2) only:
                    (a) $ ________ Each WRONGFUL ACT not
                                   arising from NUCLEAR OPERATIONS
                    (b) $ ________ Each WRONGFUL
                                   ACT arising from NUCLEAR OPERATIONS

Item 7: Any notice to be provided or any payment to be made hereunder to the COMPANY shall be made to:

          NAME           Mr. Bruce H. Smith
          TITLE          Administrator, Risk Management
          ENTITY         Indianapolis Power & Light Company
          ADDRESS        25 Monument Circle
                         P.O. Box 1595 (Zip 46206-1595)
                         Indianapolis, IN  46204

Item 8: Any notice to be provided or any payment to be made hereunder to the INSURER shall be made to:

          NAME      AEGIS Insurance Services, Inc.
          ADDRESS   10 Exchange Place
                    Jersey City, New Jersey 07302

ENDORSEMENTS ATTACHED AT POLICY ISSUANCE:  1-4



Countersigned at Jersey City, New Jersey

On June 6, 1997

AEGIS Insurance Services, Inc.


By  /s/  Melford H. Butts
     Authorized Representative


POLICY OF DIRECTORS AND OFFICERS LIABILITY INSURANCE EFFECTED
  WITH ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED
                      HAMILTON, BERMUDA
          (hereinafter referred to as the "POLICY")

       THIS IS A "CLAIMS-FIRST-MADE" INSURANCE POLICY.
                  PLEASE READ IT CAREFULLY.

    Words and phrases which appear in all capital letters
           have the special meanings set forth in
                  Section II - Definitions.

In consideration of the payment of premium, and in reliance upon all statements made and information furnished to Associated Electric & Gas Insurance Services Limited (hereinafter referred to as the "INSURER") by the Application attached hereto which is hereby made a part hereof, and subject to all the terms hereinafter provided, the INSURER agrees as follows:

I.   INSURING AGREEMENT

     (A)  Indemnity

          (1)  The INSURER shall pay on behalf of the
               DIRECTORS and OFFICERS any and all sums which they shall become legally obligated to pay as ULTIMATE NET LOSS for which the COMPANY has not provided reimbursement, by reason of any WRONGFUL ACT which takes place during the COVERAGE PERIOD and is actually or allegedly caused, committed or attempted by the DIRECTORS or OFFICERS while acting in their respective capacities as DIRECTORS or OFFICERS, provided such ULTIMATE NET LOSS arises from a CLAIM first made against the DIRECTORS or OFFICERS during the POLICY PERIOD or during the DISCOVERY PERIOD, if purchased.

          (2) The INSURER shall pay on behalf of the COMPANY any and all sums it has incurred, as required or permitted by applicable common or statutory law or under provisions of the COMPANY's Charter or Bylaws effected pursuant to such law, as ULTIMATE NET LOSS, to indemnify DIRECTORS or OFFICERS for ULTIMATE NET LOSS which they are legally obligated to pay by reason of any WRONGFUL ACT which takes place during the COVERAGE PERIOD and is actually or allegedly caused, committed or attempted by such DIRECTORS or OFFICERS while acting in their respective capacities as DIRECTORS or OFFICERS, provided the ULTIMATE NET LOSS arises from a CLAIM first made against the DIRECTORS or OFFICERS during the POLICY PERIOD or during the DISCOVERY PERIOD, if purchased.

      (B) Limits of Liability

          (1) The INSURER shall only be liable hereunder for the amount of ULTIMATE NET LOSS in excess of the UNDERLYING LIMITS as stated in Item 6 of the Declarations as a result of each WRONGFUL ACT covered under Insuring Agreement I(A)(1) or I(A)(2) or both, and then only up to the Limit of Liability stated in Item 5A of the Declarations and further subject to the aggregate Limit of Liability stated in Item 5B of the Declarations as the maximum amount payable hereunder in the aggregate for all CLAIMS first made against the DIRECTORS or OFFICERS during both:

               (a)  the POLICY PERIOD and

               (b)  the DISCOVERY PERIOD, if purchased.

               Notwithstanding the foregoing, in the event that the INSURER cancels or refuses to renew this POLICY, and a DISCOVERY PERIOD extension is purchased by the COMPANY, then the aggregate Limit of Liability stated in Item 5B of the Declarations shall be reinstated but only with respect to CLAIMS first made against the DIRECTORS or OFFICERS during such DISCOVERY PERIOD.

          (2)  Multiple CLAIMS arising out of the same
               WRONGFUL ACT, even if made against different
               DIRECTORS or OFFICERS, shall be deemed to be a single CLAIM arising from a single WRONGFUL ACT and to have been reported during the POLICY PERIOD or, if purchased, during the DISCOVERY PERIOD in which the first of such multiple CLAIMS is made against any of the DIRECTORS or OFFICERS. The Limits of Liability and UNDERLYING LIMITS, stated in Items 5 and 6 of the Declarations respectively, shall apply only once regardless of the number of CLAIMS arising out of the same WRONGFUL ACT. All interrelated acts shall be deemed to be a single WRONGFUL ACT.

          (3) The inclusion herein of more than one DIRECTOR or OFFICER, or the application of both
               Insuring Agreements I(A)(1) and I(A)(2), shall not operate to increase the INSURER'S Limits of Liability as stated in Item 5 of the Declarations.

          (4) With respect to ULTIMATE NET LOSS arising out of any WRONGFUL ACT in connection with service for a NOT-FOR-PROFIT ORGANIZATION as provided in Section II(E)(2), if:

               (a)  such WRONGFUL ACT results in liability
                    being imposed upon one or more DIRECTORS and OFFICERS under this POLICY and also upon directors and officers and general partners under any other directors and officers or general partner liability insurance policies issued by the INSURER to any organization; and

               (b) the total of the ULTIMATE NET LOSS under this POLICY and the ultimate net loss under such other policies issued by the INSURER equals or exceeds $35,000,000;

               the maximum amount payable by the INSURER under this POLICY in the aggregate for all ULTIMATE NET LOSS resulting from such WRONGFUL ACT shall be the lesser of the applicable Limit of Liability provided by this POLICY or the product of:

                     (i) the applicable Limit of Liability
                         provided by this POLICY divided by
                         the total limits of liability per
                         wrongful act applicable to such
                         wrongful act under all policies
                         issued by the INSURER; and

                    (ii) $35,000,000.

               If the amount paid under this POLICY with respect to such WRONGFUL ACT exceeds the COMPANY'S proportionate share of the
               $35,000,000 as determined above, the COMPANY shall refund such excess to the INSURER promptly.

     (C)  UNDERLYING LIMITS

          (1) If this POLICY is written as Primary Insurance with respect to Insuring Agreement I(A)(2), the UNDERLYING LIMIT for the COMPANY for each WRONGFUL ACT shall be as stated in Item 6A(1) of the Declarations, unless it is based upon, arises out of or is attributable to NUCLEAR OPERATIONS, in which event it shall be as stated in Item 6A(2) of the Declarations;

          (2)  If this POLICY is written as Excess Insurance:

               (a)  with respect to Insuring Agreements
                    I(A)(1) and I(A)(2), the UNDERLYING LIMIT for each WRONGFUL ACT shall be as stated in Item 6B(1)(a) of the Declarations and the maximum UNDERLYING LIMIT for all WRONGFUL ACTS shall be as stated in Item 6B(1)(b) of the Declarations;

               (b) with respect to ULTIMATE NET LOSS covered hereunder:

                     (i) in the event of reduction of the
                         underlying aggregate limit as stated
                         in Item 6B(1)(b), the UNDERLYING
                         LIMIT shall be such reduced
                         underlying aggregate limit; or

                    (ii) in the event of exhaustion of the
                         underlying aggregate limit as stated
                         in Item 6B(1)(b), the UNDERLYING
                         LIMIT shall be as stated in Item
                         6B(3) of the Declarations;

               (c) with respect to any WRONGFUL ACT covered hereunder but not covered under such Underlying Insurance, the UNDERLYING LIMIT shall be as stated in Item 6B(2) of the Declarations; and

               (d)  nothing herein shall make this POLICY
                    subject to the terms and conditions of
                    any Underlying Insurance.

          (3) Only payment of indemnity or defense expenses which, except for the amount thereof, would have been indemnifiable under this POLICY, may reduce or exhaust an UNDERLYING LIMIT.

          (4)  In the event that both Insuring Agreement
               I(A)(1) and I(A)(2) are applicable to
               INDEMNITY and DEFENSE COST resulting from a WRONGFUL ACT then:

               (a)  if this POLICY is written as Primary
                    Insurance, the UNDERLYING LIMIT
                    applicable to such WRONGFUL ACT shall be the UNDERLYING LIMIT stated in Item 6A of the Declarations; and

               (b)  if this POLICY is written as Excess
                    Insurance and the UNDERLYING LIMIT has
                    been exhausted, the UNDERLYING LIMIT
                    applicable to such WRONGFUL ACT shall be the UNDERLYING LIMIT stated in Item 6B(3);

               and there shall be no UNDERLYING LIMIT
               applicable with respect to coverage provided under Insuring Agreement I(A)(1).

          (5) The UNDERLYING LIMITS stated in Item 6 of the Declarations applicable to Insuring Agreement I(A)(2) shall apply to all INDEMNITY and/or DEFENSE COST for which indemnification of the DIRECTORS and/or OFFICERS by the COMPANY is legally permissible, whether or not such indemnification is granted by the COMPANY.

II.  DEFINITIONS

     A.   CLAIM:  The term "CLAIM" shall mean:

          (1) any demand, suit or proceeding against any DIRECTORS and/or OFFICERS during the POLICY PERIOD or during the DISCOVERY PERIOD, if purchased, which seeks actual monetary damages or other relief and which may result in any DIRECTORS and/or OFFICERS becoming legally obligated to pay ULTIMATE NET LOSS by reason of any WRONGFUL ACT actually or allegedly caused, committed or attempted during the COVERAGE PERIOD by the DIRECTORS and/or OFFICERS while acting in their capacity as such; or

          (2) written notice to the INSURER during the POLICY PERIOD or during the DISCOVERY PERIOD, if purchased, by the DIRECTORS, OFFICERS and/or the COMPANY, describing with the specificity set forth in Condition (C) hereof, circumstances of which they are aware involving an identifiable WRONGFUL ACT actually or allegedly caused, committed or attempted during the COVERAGE PERIOD by the DIRECTORS and/or OFFICERS while acting in their capacity as such, which circumstances are likely to give rise to a demand, suit or proceeding being made against such DIRECTORS and/or OFFICERS.

               A CLAIM shall be deemed to be first made against a DIRECTOR or OFFICER at the earlier of the time at which a demand, suit or proceeding is first made against the DIRECTOR or OFFICER, as set forth in section (1) of this Definition or the time at which written notice is given to the INSURER, as set forth in section (2) of this Definition.

               Multiple demands or suits arising out of the same WRONGFUL ACT or interrelated acts shall be deemed to be a single "CLAIM".

     (B) COMPANY: The term "COMPANY" shall mean the organization(s) named in Item 1 of the Declarations and, subject to Condition (A) hereof, any SUBSIDIARIES of such organization(s).

     (C) COVERAGE PERIOD: The term "COVERAGE PERIOD" shall mean the period of time from the RETROACTIVE DATE to the termination of the POLICY PERIOD.

     (D) DEFENSE COST: The term "DEFENSE COST" shall mean all expense incurred by or on behalf of the DIRECTORS, OFFICERS or, where reimbursable under Insuring Agreement I(A)(2), the COMPANY in the investigation, negotiation, settlement and defense of any CLAIM except all salaries, wages and benefit expenses of DIRECTORS, OFFICERS, or the COMPANY.

     (E)  DIRECTOR and OFFICER:  The terms "DIRECTOR" and
          "OFFICER" as used herein, either in the singular or plural, shall mean:

          (1) any person who was, is now, or shall be a director, officer or trustee of the COMPANY and any other employee of the COMPANY who may be acting in the capacity of a director, officer or trustee of the COMPANY with the express authorization of a director, officer or trustee of the COMPANY;

          (2)  any director, officer or trustee of the
               COMPANY who is serving or has served at the specific request of the COMPANY as a director, officer or trustee of any outside NOT-FOR-
               PROFIT ORGANIZATION; or

          (3) the estates, heirs, legal representatives or assigns of deceased persons who were directors, officers or trustees of the COMPANY at the time the WRONGFUL ACTS upon which such CLAIMS were based were committed, and the legal representatives or assigns of directors, officers or trustees of the COMPANY in the event of their incompetency, insolvency or bankruptcy;

          provided, however, that the terms "DIRECTOR" and "OFFICER" shall not include a trustee appointed pursuant to Title 11, United States Code, or pursuant to the Securities Investor Protection Act, a receiver appointed for the benefit of creditors by Federal or State courts, an assignee for the benefit of creditors or similar fiduciary appointed under Federal or State laws for the protection of creditors or the relief of debtors.

          In the event that a CLAIM which is within the coverage afforded under this POLICY is made against any DIRECTOR or OFFICER and such CLAIM includes a claim against the lawful spouse of such DIRECTOR or OFFICER solely by reason of (a) such spousal status or (b) such spouse's ownership interest in property or assets which are sought as recovery for WRONGFUL ACTS of a DIRECTOR or OFFICER, such spouse shall be deemed to be a DIRECTOR or OFFICER hereunder, but solely with respect to such claim. In no event, however, shall the lawful spouse of a DIRECTOR or OFFICER be deemed to be a DIRECTOR or OFFICER as regards any CLAIM in respect of which there is a breach of duty, neglect, error, misstatement, misleading statement or omission actually or allegedly caused, committed or attempted by or claimed against such spouse, acting individually or in his or her capacity as the spouse of a DIRECTOR or OFFICER.

     (F) DISCOVERY PERIOD: The term "DISCOVERY PERIOD" shall mean the period of time set forth in Condition (L).

     (G) INDEMNITY: The term "INDEMNITY" shall mean all sums which the DIRECTORS, OFFICERS or, where reimbursable under Insuring Agreement I(A)(2), the COMPANY shall become legally obligated to pay as damages either by adjudication or compromise with the consent of the INSURER, after making proper deduction for the UNDERLYING LIMITS and all recoveries, salvages and other valid and collectible insurance.

     (H)  INSURER:  The term "INSURER" shall mean Associated
          Electric & Gas Insurance Services Limited,
          Hamilton, Bermuda, a non-assessable mutual insurance company.

     (I)  NOT-FOR-PROFIT ORGANIZATION:  The term "NOT-FOR-
          PROFIT ORGANIZATION" shall mean:

          (1) an organization, no part of the income or assets of which is distributable to its owners, stockholders or members and which is formed and operated for a purpose other than the pecuniary profit or financial gain of its owners, stockholders or members; or

          (2) a political action committee which is defined for these purposes as a separate segregated fund to be utilized for political purposes as described in the United States Federal Election Campaign Act (2 U.S.C. 441b(2)(C)).

     (J) NUCLEAR OPERATIONS: The term "NUCLEAR OPERATIONS" shall mean the design, engineering, financing, construction, operation, maintenance, use, ownership, conversion or decommissioning of any nuclear facility.

     (K) POLICY: The term "POLICY" shall mean this insurance policy, including the Application, the Declarations and any endorsements issued by the INSURER to the organization first named in Item 1 of the Declarations for the POLICY PERIOD listed in
          Item 2 of the Declarations.

     (L) POLICY PERIOD: The term "POLICY PERIOD" shall mean the period of time stated in Item 2 of the Declarations.

     (M) RETROACTIVE DATE: The term "RETROACTIVE DATE" shall mean the date stated in Item 3 of the Declarations; provided, however, with respect to any WRONGFUL ACT actually or allegedly caused, committed or attempted by the DIRECTORS or OFFICERS of any SUBSIDIARY formed or acquired by the COMPANY or any of its SUBSIDIARIES after inception of the POLICY PERIOD of this POLICY, or after inception of any other policy issued by the INSURER to the COMPANY for a prior policy period, the term "RETROACTIVE DATE" shall mean the date of such formation or acquisition.

     (N) SUBSIDIARIES: The term "SUBSIDIARY" shall mean any entity more than fifty percent (50%) of whose outstanding securities or financial interest representing the present right to vote for election of directors (or the appointment of a general partner in respect of a limited partnership or manager in respect of a limited liability company) are owned by the COMPANY and/or one or more of its "SUBSIDIARIES".

     (O) ULTIMATE NET LOSS: The term "ULTIMATE NET LOSS" shall mean the total INDEMNITY and DEFENSE COST with respect to each WRONGFUL ACT to which this POLICY applies, provided that ULTIMATE NET LOSS does not include any amount allocated, pursuant to Condition (T), to CLAIMS against persons or entities other than DIRECTORS and OFFICERS or to non-covered matters.

     (P) UNDERLYING LIMITS: The term "UNDERLYING LIMITS" shall mean the amounts stated in Item 6 of the Declarations.

     (Q) WRONGFUL ACT: The term "WRONGFUL ACT" shall mean any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or omission actually or allegedly caused, committed or attempted by any DIRECTOR or OFFICER while acting individually or collectively in their capacity as such, or claimed against them solely by reason of their being DIRECTORS or OFFICERS.

          All such interrelated breaches of duty, neglects, errors, misstatements, misleading statements or omissions actually or allegedly caused, committed or attempted by or claimed against one or more of the DIRECTORS or OFFICERS shall be deemed to be a single "WRONGFUL ACT".

III. EXCLUSIONS

     The INSURER shall not be liable to make any payment for ULTIMATE NET LOSS arising from any CLAIM(S) made against any DIRECTOR or OFFICER:

     (A) (1) for any fines or penalties imposed in a criminal suit, action or proceeding;

          (2)  for any fines or penalties imposed in
               conjunction with political contributions, payments, commissions or gratuities; or

          (3) for any other fines or penalties imposed by final adjudication of a court of competent jurisdiction or any agency or commission possessing quasi-judicial authority; or

          (4) where, at inception of the POLICY PERIOD, such DIRECTOR or OFFICER had knowledge of a fact or circumstance which was likely to give rise to such CLAIM(S) and which such DIRECTOR or OFFICER failed to disclose or misrepresented in the Application or in the process of preparation of the Application, other than in a Renewal Application; provided, however, that this exclusion shall not apply to such CLAIM(S) made against any DIRECTOR or OFFICER other than such DIRECTOR or OFFICER who failed to disclose or misrepresented such fact or circumstance; provided further that this exclusion shall not limit the INSURER'S right to exercise any remedy available to it with respect to such failure to disclose or misrepresentation other than the remedy provided for in this Exclusion.

     (B)  with respect to Insuring Agreement I(A)(1) only:

          (1) based upon, arising out of or attributable to such DIRECTOR or OFFICER having gained any personal profit, advantage or remuneration to which such DIRECTOR or OFFICER was not legally entitled if:

               (a)  a judgment or other final adjudication
                    adverse to such DIRECTOR or OFFICER
                    establishes that he in fact gained such
                    personal profit, advantage or
                    remuneration; or

               (b) such DIRECTOR or OFFICER has entered into a settlement agreement to repay such personal profit, advantage or remuneration to the COMPANY;

          (2) for an accounting of profits made from the purchase or sale by such DIRECTOR or OFFICER of securities of the COMPANY within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any other federal or state statutory or common law;

          (3)  brought about or contributed to by the
               dishonest, fraudulent, criminal or malicious act or omission of such DIRECTOR or OFFICER if a final adjudication establishes that acts of active and deliberate dishonesty were committed or attempted with actual dishonest purpose and intent and were material to the cause of action so adjudicated; or

          (4)  where such payment would be contrary to
               applicable law.

     (C) for bodily injury, mental anguish, mental illness, emotional upset, sickness or disease sustained by any person, death of any person or for physical injury to or destruction of tangible property or the loss of use thereof.

     (D) for injury based upon, arising out of or attributable to:

          (1) false arrest, wrongful detention or wrongful imprisonment or malicious prosecution;

          (2) wrongful entry, wrongful eviction or other invasion of the right of private occupancy;

          (3)  discrimination or sexual harassment;

          (4)  publication or utterance:

               (a) of a libel or slander or other defamatory or disparaging material; and

               (b) in violation of an individual's right of privacy; or

          (5) with respect to the COMPANY'S advertising activities: piracy, plagiarism, unfair competition, idea misappropriation under implied contract, or infringement of copyright, title, slogan, registered trademark, service mark, or trade name.

     (E) for violation(s) of any responsibility, obligation or duty imposed upon fiduciaries by the Employee
          Retirement Income Security Act of 1974 or amendments thereto or by similar common or statutory law of the United States of America or any state or other jurisdiction therein.

     (F)  based upon, arising out of or attributable to:

          (1)  the rendering of advice with respect to;

          (2)  the interpreting of; or

          (3) the handling of records in connection with the enrollment, termination or cancellation of employees under the COMPANY'S group life insurance, group accident or health insurance, pension plans, employee stock subscription plans, workers' compensation, unemployment insurance, social security, disability benefits and any other employee benefit programs.

     (G) based upon, arising out of or attributable to any failure or omission on the part of the DIRECTORS, OFFICERS and/or the COMPANY to effect and maintain insurance(s) of the type and amount which is customary with companies in the same or similar business.

     (H) (1) arising from any circumstances, written notice of which has been given under "any policy" or any discovery period thereof, which policy expired prior to or upon the inception of this POLICY; or

          (2) which is one of a number of CLAIMS arising out of the same WRONGFUL ACT, if any CLAIM of such multiple CLAIMS was made against the DIRECTORS or OFFICERS during "any policy" or any discovery period thereof, which policy expired prior to or upon the inception of this POLICY.

          The term "any policy" refers to any Directors and Officers Liability Insurance Policy, any General
          Partners Liability Insurance Policy or any other policy affording substantially similar coverage
          (whether issued by the INSURER or any other carrier).

     (I) if any other policy or policies also afford(s) coverage in whole or in part for such CLAIM(S);
          except, this exclusion shall not apply:

          (1)  to the amount of ULTIMATE NET LOSS with
               respect to such CLAIM(S) which is in excess of the limit of liability of such other policy or policies and any applicable deductible or retention thereunder; or

          (2)  with respect to coverage afforded such
               CLAIM(S) by any other policy or policies purchased or issued specifically as insurance underlying or in excess of the coverage afforded under this POLICY;

          provided always that nothing herein shall be construed to cause this POLICY to contribute with any other policy or policies or to make this POLICY subject to any of the terms of any other policy or policies.

     (J) for any WRONGFUL ACT which took place in whole or in part prior to the RETROACTIVE DATE.

     (K) by, on behalf of, in the right of, at the request of, or for the benefit of, any security holder of the COMPANY, any DIRECTOR or OFFICER, or the COMPANY, unless such CLAIM is:

          (1) made derivatively by any shareholder of the COMPANY for the benefit of the COMPANY and such shareholder is:

               (a)  acting totally independent of, and
                    totally without the suggestion,
                    solicitation, direction, assistance,
                    participation or intervention of, any
                    DIRECTOR or OFFICER, or the COMPANY; and

               (b)  not any entity within the definition of
                    the term "COMPANY"; or

          (2) made non-derivatively by a security holder who is not:

               (a)  a DIRECTOR or OFFICER; or

               (b)  any entity within the definition of the
                    term "COMPANY"; or

          (3) made non-derivatively by an OFFICER acting totally independent of, and totally without the suggestion, solicitation, direction, assistance, participation or intervention of, any other DIRECTOR or OFFICER, or the COMPANY, and (subject to all the other exclusions and POLICY provisions) arising from the wrongful termination of that OFFICER.

     (L) where such CLAIM(S) arise out of such DIRECTOR'S or OFFICER'S activities as a director, officer or trustee of any entity other than:

          (1)  the COMPANY; or

          (2) any outside NOT-FOR-PROFIT ORGANIZATION as provided in Section II(E)(2).

IV.  CONDITIONS

     (A)  Acquisition, Merger and Dissolution

          (1)       (a)  If, after inception of the POLICY PERIOD,

                    (i)  the COMPANY or any of its
                         SUBSIDIARIES forms or acquires any
                         SUBSIDIARY or acquires any entity by
                         merger into or consolidation with
                         the COMPANY or any SUBSIDIARY, and

                    (ii) the operations of such formed or
                         acquired entity are related to,
                         arising from or associated with the
                         production, transmission, delivery
                         or furnishing of electricity, gas,
                         water or sewer service to the public
                         or the conveyance of telephone
                         messages for the public; and

                   (iii) the total assets of such formed
                         or acquired entity are not greater
                         than the lesser of $100,000,000 or
                         ten percent (10%) of the COMPANY'S
                         total assets,

                    coverage shall be provided for the
                    DIRECTORS and OFFICERS of such entity
                    from the date of formation, acquisition, merger or consolidation, respectively, but only with respect to WRONGFUL ACTS actually or allegedly caused, committed or attempted during that part of the POLICY PERIOD which is subsequent to the formation, acquisition, merger or consolidation.

               (b)  In respect of any SUBSIDIARY formed or
                    acquired after the inception of the
                    POLICY PERIOD and not subject to
                    paragraph (a) above, or of any entity
                    acquired by merger into or consolidation with the COMPANY or any SUBSIDIARY after the inception of the POLICY PERIOD and not subject to paragraph (a) above, the COMPANY shall report such formation or acquisition within ninety (90) days thereafter and, if so reported, upon payment of an additional premium and upon terms as may be required by the INSURER, such coverage shall be provided for the DIRECTORS and OFFICERS of such newly formed or acquired SUBSIDIARY or merged or consolidated entity, but only with respect to WRONGFUL ACTS actually or allegedly caused, committed, or attempted during that part of the COVERAGE PERIOD which is subsequent to such acquisition, merger or consolidation.

          (2) If, prior to or after inception of the POLICY PERIOD, the COMPANY or any of its SUBSIDIARIES is or has been acquired by or merged into any other entity, or is or has been dissolved, coverage under this POLICY shall continue for the POLICY PERIOD but only for DIRECTORS and OFFICERS of the COMPANY or its SUBSIDIARIES who were serving as such prior to such acquisition, merger or dissolution and only with respect to WRONGFUL ACTS actually or allegedly caused, committed or attempted during that part of the COVERAGE PERIOD which is prior to such acquisition, merger or dissolution.

     (B)  Non-Duplication of Limits

          To avoid the duplication of the INSURER'S Limits of Liability stated in Item 5 of the Declarations, the DIRECTORS, OFFICERS and COMPANY agree that:

          (1) in the event the INSURER provides INDEMNITY or DEFENSE COSTS for any WRONGFUL ACT under this POLICY, neither the DIRECTORS, OFFICERS nor the COMPANY shall have any right to additional INDEMNITY or DEFENSE COSTS for such WRONGFUL ACT under any other policy issued by the INSURER to the DIRECTORS, OFFICERS or COMPANY that otherwise would apply to such WRONGFUL ACT; and

          (2) in the event the INSURER provides INDEMNITY or DEFENSE COSTS for any WRONGFUL ACT under any other policy issued by the INSURER to the DIRECTORS, OFFICERS, or COMPANY, neither the DIRECTORS, OFFICERS nor the COMPANY shall have any right to additional INDEMNITY or DEFENSE COSTS for such WRONGFUL ACT under this POLICY.

     (C)  Notice of Claim

          As a condition precedent to any rights under this POLICY, the DIRECTORS, OFFICERS and/or the COMPANY, shall give written notice to the INSURER as soon as practicable of any CLAIM, which notice shall include the nature of the WRONGFUL ACT, the alleged injury, the names of the claimants, and the manner in which the DIRECTOR, OFFICER or COMPANY first became aware of the CLAIM, and shall cooperate with the INSURER and give such additional information as the INSURER may reasonably require.

          The Application or any information contained therein for this POLICY shall not constitute a notice of CLAIM.

     (D)  Cooperation and Settlements

          In the event of any WRONGFUL ACT which may involve this POLICY, the DIRECTORS, OFFICERS or COMPANY without prejudice as to liability, may proceed immediately with settlements which in their aggregate do not exceed the UNDERLYING LIMITS. The COMPANY shall notify the INSURER of any such settlements made.

          The INSURER shall not be called upon to assume charge of the investigation, settlement or defense of any demand, suit or proceeding, but the INSURER shall have the right and shall be given the opportunity to associate with the DIRECTORS, OFFICERS and COMPANY or any underlying insurer, or both, in the investigation, settlement, defense and control of any demand, suit or proceeding relative to any WRONGFUL ACT where the demand, suit or proceeding involves or may involve the INSURER. At all times, the DIRECTORS, OFFICERS and COMPANY and the INSURER shall cooperate in the investigation, settlement and defense of such demand, suit or proceeding.

          The DIRECTORS, OFFICERS and COMPANY and their underlying insurer(s) shall, at all times, use diligence and prudence in the investigation, settlement and defense of demands, suits or other proceedings.

     (E)  Appeals

          In the event that the DIRECTORS, OFFICERS, COMPANY or any underlying insurer elects not to appeal a judgment in excess of the UNDERLYING LIMITS, the INSURER may elect to conduct such appeal at its own cost and expense and shall be liable for any taxable court costs and interest incidental thereto, but in no event shall the total liability of the INSURER, exclusive of the cost and expense of appeal, exceed its Limits of Liability stated in
          Item 5 of the Declarations.

     (F)  Subrogation

          In the event of any payment under this POLICY, the INSURER shall be subrogated to the extent of such payment to all rights of recovery thereof, and the DIRECTORS, OFFICERS and COMPANY shall execute all papers required and shall do everything that may be necessary to enable the INSURER to bring suit in the name of the DIRECTORS, OFFICERS or COMPANY.

     (G)  Bankruptcy or Insolvency

          Bankruptcy or insolvency of the COMPANY shall not relieve the INSURER of any of its obligations hereunder.

          In the event of bankruptcy or insolvency of the COMPANY, subject to all the terms of this POLICY, the INSURER shall pay on behalf of the DIRECTORS and OFFICERS under Insuring Agreement I(A)(1) (in excess of the UNDERLYING LIMITS, if any, applicable to Insuring Agreement I(A)(1)) for ULTIMATE NET LOSS they shall become legally obligated to pay which would have been indemnified by the COMPANY and reimbursable by the INSURER under Insuring Agreement I(A)(2) but for such bankruptcy or insolvency; provided, however, that the INSURER shall be subrogated, to the extent of any payment, to the rights of the DIRECTORS and OFFICERS to receive indemnification from the COMPANY but only up to the amount of the UNDERLYING LIMITS applicable to Insuring Agreement I(A)(2) less the amount of the UNDERLYING LIMITS, if any, applicable to Insuring Agreement I(A)(1).

     (H)  Uncollectibility of Underlying Insurance

          Notwithstanding any of the terms of this POLICY which might be construed otherwise, if this POLICY is written as excess over any Underlying Insurance, it shall drop down only in the event of reduction or exhaustion of any aggregate limits contained in such Underlying Insurance and shall not drop down for any other reason including, but not limited to, uncollectibility (in whole or in part) because of the financial impairment or insolvency of an underlying insurer. The risk of uncollectibility of such Underlying Insurance (in whole or in part) whether because of financial impairment or insolvency of an underlying insurer or for any other reason, is expressly retained by the DIRECTORS, OFFICERS and the COMPANY and is not in any way or under any circumstances insured or assumed by the INSURER.

     (I)  Maintenance of UNDERLYING LIMITS

          If this POLICY is written as Excess Insurance, it is a condition of this POLICY that any UNDERLYING LIMITS stated in Item 6 of the Declarations shall be maintained in full force and effect, except for reduction or exhaustion of any underlying aggregate limits of liability, during the currency of this POLICY. Failure of the COMPANY to comply with the foregoing shall not invalidate this POLICY but in the event of such failure, without the agreement of the INSURER, the INSURER shall only be liable to the same extent as it would have been had the COMPANY complied with this Condition.

     (J)  Changes and Assignment

          The terms of this POLICY shall not be waived or changed, nor shall an assignment of interest be binding, except by an endorsement to this POLICY issued by the INSURER.

     (K)  Outside NOT-FOR-PROFIT ORGANIZATION

          If any DIRECTOR or OFFICER is serving or has served at the specific request of the COMPANY as a DIRECTOR or OFFICER of an outside NOT-FOR-PROFIT
          ORGANIZATION, the coverage afforded by this POLICY:

          (1) shall be specifically excess of any other indemnity or insurance available to such DIRECTOR or OFFICER by reason of such service;
               and

          (2)  shall not be construed to extend to the
               outside NOT-FOR-PROFIT ORGANIZATION in which the DIRECTOR or OFFICER is serving or has served, nor to any other director, officer or employee of such outside NOT-FOR-PROFIT ORGANIZATION.

     (L)  DISCOVERY PERIOD

          (1) In the event of cancellation or nonrenewal of this POLICY by the INSURER, the COMPANY shall have the right, upon execution of a warranty that all known CLAIMS and facts or circumstances likely to give rise to a CLAIM have been reported to the INSURER and payment of an additional premium to be determined by the INSURER which shall not exceed two hundred percent (200%) of the Policy Premium stated in
               Item 4 of the Declarations, to an extension of the coverage afforded by this POLICY with respect to any CLAIM first made against any DIRECTOR or OFFICER during the period of twelve (12) months after the effective date of such cancellation or nonrenewal, but only with respect to any WRONGFUL ACT committed during the COVERAGE PERIOD. This right of extension shall terminate unless written notice of such election is received by the INSURER within thirty (30) days after the effective date of cancellation or nonrenewal.

               The offer by the INSURER of renewal on terms, conditions or premiums different from those in effect during the POLICY PERIOD shall not constitute cancellation or refusal to renew this POLICY.

          (2) In the event of cancellation or nonrenewal of this POLICY by the COMPANY, the COMPANY shall have the right upon payment of an additional premium, which shall not exceed one hundred percent (100%) of the Policy Premium stated in
               Item 4 of the Declarations, to an extension of coverage afforded by this POLICY with respect to any CLAIM first made against any DIRECTOR or OFFICER during the period of twelve (12) months after the effective date of such cancellation or nonrenewal, but only with respect to any WRONGFUL ACT during the COVERAGE PERIOD. This right of extension shall terminate unless written notice of such election is received by the INSURER within thirty (30) days after the effective date of cancellation or nonrenewal.

          (3)  In the event of renewal on terms and
               conditions different from those in effect during the POLICY PERIOD, the COMPANY shall have the right, upon execution of a warranty that all known CLAIMS and facts or circumstances likely to give rise to a CLAIM have been reported to the INSURER and payment of an additional premium to be determined by the INSURER which shall not exceed two hundred percent (200%) of the Policy Premium stated in
               Item 4 of the Declarations, to an extension of the original terms and conditions with respect to any CLAIM first made against any DIRECTOR or OFFICER during the period of twelve (12) months after the effective date of renewal, but only with respect to any WRONGFUL ACT committed during the COVERAGE PERIOD and not covered by the renewal terms and conditions. This right of extension shall terminate unless written notice of such election is received by the INSURER within thirty (30) days after the effective date of renewal.

     (M)  Cancellation

          This POLICY may be cancelled:

          (1) at any time by the COMPANY by mailing written notice to the INSURER stating when thereafter cancellation shall be effective; or

          (2) at any time by the INSURER by mailing written notice to the COMPANY stating when, not less than ninety (90) days from the date such notice was mailed, cancellation shall be effective, except in the event of cancellation for nonpayment of premiums, such cancellation shall be effective ten (10) days after the date notice thereof is mailed.

          The proof of mailing of notice to the address of the COMPANY stated in Item 7 of the Declarations or the address of the INSURER stated in Item 8 of the Declarations shall be sufficient proof of notice and the insurance under this POLICY shall end on the effective date and hour of cancellation stated in the notice. Delivery of such notice either by the COMPANY or by the INSURER shall be equivalent to mailing.

          With respect to all cancellations, the premium earned and retained by the INSURER shall be the sum of (a) the Minimum Premium stated in Item 4B of the Declarations plus (b) the pro-rata proportion, for the period this POLICY has been in force, of the difference between (i) the Policy Premium stated in
          Item 4A of the Declarations and (ii) the Minimum Premium stated in Item 4B of the Declarations.

          The offer by the INSURER of renewal on terms, conditions or premiums different from those in effect during the POLICY PERIOD shall not constitute cancellation or refusal to renew this POLICY.

     (N)  Currency

          All amounts stated herein are expressed in United
          States Dollars and all amounts payable hereunder are payable in United States Dollars.

     (O)  Sole Agent

          The COMPANY first named in Item 1 of the Declarations shall be deemed the sole agent of each DIRECTOR and OFFICER for the purpose of requesting any endorsement to this POLICY, making premium payments and adjustments, receipting for payments of INDEMNITY and receiving notifications, including notice of cancellation from the INSURER.

     (P)  Acts, Omissions or Warranties

          The acts, omissions or warranties of any DIRECTOR or OFFICER shall not be imputed to any other
          DIRECTOR or OFFICER with respect to the coverages applicable under this POLICY.

     (Q)  Dispute Resolution and Service of Suit

          Any controversy or dispute arising out of or relating to this POLICY, or the breach, termination or validity thereof, shall be resolved in accordance with the procedures specified in this
          Section IV (Q), which shall be the sole and exclusive procedures for the resolution of any such controversy or dispute.

          (1) Negotiation. The COMPANY and the INSURER shall attempt in good faith to resolve any controversy or dispute arising out of or relating to this POLICY promptly by negotiations between executives who have authority to settle the controversy. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within fifteen (15) days the receiving party shall submit to the other a written response. The notice and the response shall include (a) a statement of each party's position and a summary of arguments supporting that position, and (b) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within thirty (30) days after delivery of the disputing party's notice, the executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other will be honored. If the matter has not been resolved within sixty (60) days of the disputing party's notice, or if the parties fail to meet within thirty (30) days, either party may initiate mediation of the controversy or claim as provided hereinafter.

               All negotiations pursuant to this clause will be kept confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

          (2)  Mediation.  If the dispute has not been
               resolved by negotiation as provided herein, the parties shall endeavor to settle the dispute by mediation under the then current CPR Institute Model Procedure for Mediation of Business Disputes. The neutral third party will be selected from the CPR Institute Panels of Neutrals, with the assistance of the CPR Institute.

          (3) Arbitration. Any controversy or dispute arising out of or relating to this POLICY, or the breach, termination or validity thereof, which has not been resolved by non-binding means as provided herein within ninety (90) days of the initiation of such procedure, shall be settled by binding arbitration in accordance with the CPR Institute Rules for Non-Administered Arbitration of Business Disputes (the "CPR Rules") by three (3) independent and impartial arbitrators. The COMPANY and the INSURER each shall appoint one arbitrator; the third arbitrator, who shall serve as the chair of the arbitration panel, shall be appointed in accordance with the CPR Rules. If either the COMPANY or the INSURER has requested the other to participate in a non-binding procedure and the other has failed to participate, the requesting party may initiate arbitration before expiration of the above period. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Subsection 1 et seq., and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The terms of this POLICY are to be construed in an evenhanded fashion as between the COMPANY and the INSURER in accordance with the laws of the jurisdiction in which the situation forming the basis for the controversy arose. Where the language of this POLICY is deemed to be ambiguous or otherwise unclear, the issue shall be resolved in a manner most consistent with the relevant terms of this POLICY without regard to authorship of the language and without any presumption or arbitrary interpretation or construction in favor of either the COMPANY or the INSURER.
               In reaching any decision the arbitrators shall give due consideration for the customs and usages of the insurance industry. The arbitrators are not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any such damages.

               In the event of a judgment being entered against the INSURER on an arbitration award, the INSURER at the request of the COMPANY, shall submit to the jurisdiction of any court of competent jurisdiction within the United States of America, and shall comply with all requirements necessary to give such court jurisdiction and all matters relating to such judgment and its enforcement shall be determined in accordance with the law and practice of such court.

          (4) Service of Suit. Service of process in such suit or any other suit instituted against the INSURER under this POLICY may be made upon Messrs. LeBoeuf, Lamb, Greene, & MacRae, L.L.P., 125 West 55th Street, New York, New York 10019. The INSURER will abide by the final decision of the court in such suit or of any appellate court in the event of any appeal. Messrs. LeBoeuf, Lamb, Greene & MacRae, L.L.P. are authorized and directed to accept service of process on behalf of the INSURER in any such suit and, upon the COMPANY's request, to give a written undertaking to the COMPANY's that they will enter a general appearance upon the INSURER's behalf in the event such suit is instituted. Nothing in this clause constitutes or should be understood to constitute a waiver of the INSURER's right to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek to transfer a case to another court as permitted by the laws of the United States or of any state in the United States.

     (R)  Severability

          In the event that any provision of this POLICY shall be declared or deemed to be invalid or unenforceable under any applicable law, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portion of this POLICY.

     (S)  Non-assessability

          The COMPANY (and, accordingly, any DIRECTOR or OFFICER for whom the COMPANY acts as agent) shall only be liable under this POLICY for the premium stated in Item 4 of the Declarations. Neither the COMPANY nor any DIRECTOR or OFFICER for whom the COMPANY acts as agent shall be subject to any contingent liability or be required to pay any dues or assessments in addition to the premium described above.

     (T)  Allocation

          If a CLAIM is made against both the DIRECTORS and OFFICERS and others, including the COMPANY, or if a CLAIM against the DIRECTORS and OFFICERS includes both covered and non-covered matters, the DIRECTORS and OFFICERS, the COMPANY and the INSURER shall allocate any defense costs, settlement, judgment or other loss on account of such CLAIM between covered ULTIMATE NET LOSS attributable to the CLAIM against the DIRECTORS and OFFICERS and non-covered loss. Such allocation shall be based upon the relative exposure of each party to such CLAIM for covered and non-covered matters and the relative benefit to each party from the defense or settlement of such CLAIM.

     If the DIRECTORS and OFFICERS, COMPANY and the INSURER agree on an allocation of DEFENSE COSTS, the INSURER shall advance on a current basis DEFENSE COSTS allocated to the covered ULTIMATE NET LOSS. If the DIRECTORS and OFFICERS, COMPANY and the INSURER cannot agree on an allocation:

     (1) no presumption as to allocation shall exist in any arbitration, suit or other proceeding;

     (2)  the INSURER shall advance on a current basis
          DEFENSE COSTS which the INSURER believes to be covered under this Policy until a different allocation is negotiated, mediated or arbitrated;
          and

     (3) any disagreement on the allocation of DEFENSE COSTS is to be settled in accordance with Condition (Q).

     Any negotiated, mediated or arbitrated allocation of DEFENSE COSTS on account of a CLAIM shall be applied retroactively to all DEFENSE COSTS on account of such CLAIM, notwithstanding any prior advancement to the contrary. Any allocation or advancement of DEFENSE COSTS on account of a CLAIM shall not apply to or create any presumption with respect to the allocation of INDEMNITY on account of such CLAIM. Advancement by the INSURER of DEFENSE COSTS shall be conditioned upon the DIRECTORS, OFFICERS or COMPANY, as applicable, providing a satisfactory written undertaking to repay the INSURER any DEFENSE COSTS finally established not be insured.

IN WITNESS WHEREOF, Associated Electric & Gas Insurance Services Limited has caused this POLICY to be signed by its Chairman at Hamilton, Bermuda. However, this POLICY shall not be binding upon the INSURER unless countersigned on the Declaration Page by a duly authorized representative of the INSURER.



     /s/ Bernard J. Kennedy             /s/  Alan J. Maguire
     Bernard J. Kennedy, Chairman       Alan J. Maguire, President
     and Chief Executive Officer        and Chief Operating Officer


    ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED

Endorsement No. 1   Effective Date of Endorsement June 1, 1997

Attached to and forming part of POLICY No. D0392B1A97

COMPANY IPALCO Enterprises, Inc.

It is understood and agreed that this POLICY is hereby amended as indicated. All other terms and conditions of this POLICY remain unchanged.

     DELETION OF FAILURE TO MAINTAIN INSURANCE EXCLUSION

Section III, EXCLUSIONS (G) Failure to Maintain Insurance
Exclusion, is deleted in its entirety.





/s/  Melford H. Butts
Signature of Authorized Representative


    ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED

Endorsement No. 2   Effective Date of Endorsement June 1, 1997

Attached to and forming part of POLICY No. D0392B1A97

COMPANY IPALCO Enterprises, Inc.

It is understood and agreed that this POLICY is hereby amended as indicated. All other terms and conditions of this POLICY remain unchanged.



    OUTSIDE POSITION COVERAGE - FOR-PROFIT ORGANIZATIONS
         INCLUDING MANAGEMENT OR OPERATING COMMITTEE

I. Definition (E) DIRECTOR and OFFICER is amended to include the following:

     (4) (a) any director, officer, trustee or employee of the COMPANY who is serving at the specific written request of the COMPANY in the position of a director, officer, trustee or member of the Management or Operating Committees of the outside FOR-PROFIT ORGANIZATION, which position and FOR-PROFIT ORGANIZATION are named in attachment OPC-FPM1, while such director, officer, trustee or employee is acting in such capacity; and

               (b)  any present or former director,
               officer, trustee or employee of the COMPANY who has served at the specific written request of the COMPANY in the position of a director, officer, trustee or member of the Management or Operating Committees of an outside FOR-PROFIT ORGANIZATION while such director, officer, trustee or employee, such outside FOR-PROFIT ORGANIZATION and such position were named in an endorsement (similar to this Endorsement) to the Directors' and Officers' Policy of the INSURER in force at the time at which such director, officer, trustee or employee was acting in such capacity.

II.  The following Definition is added to the POLICY:

     (R)  FOR-PROFIT ORGANIZATION:  The term "FOR-PROFIT
          ORGANIZATION" shall mean an organization other than a NOT-FOR-PROFIT ORGANIZATION.

III. Exclusion (L) is hereby deleted in its entirety and replaced with the following:

     (L) where such CLAIM(S) arises out of such DIRECTOR'S or OFFICER'S activities as a director, officer or trustee of any entity other than:

          (1)  the COMPANY; or

          (2) any outside NOT-FOR-PROFIT ORGANIZATION as provided in Section II(E)(2); or

          (3)  any outside FOR-PROFIT ORGANIZATION as
               provided in an OUTSIDE POSITION COVERAGE - FOR-
               PROFIT ORGANIZATIONS Endorsement.

    OUTSIDE POSITION COVERAGE - FOR-PROFIT ORGANIZATIONS
         INCLUDING MANAGEMENT OR OPERATING COMMITTEE

IV. Notwithstanding any other provision of the POLICY to the contrary, the insurance provided by this Endorsement is specifically in excess of and shall not contribute with any indemnification or insurance provided by an outside FOR-PROFIT ORGANIZATION, to any director, officer, trustee or employee of the COMPANY.

     Under no circumstances shall the insurance provided by this Endorsement apply to:

     (1)  any director, officer or trustee of the outside FOR-
          PROFIT ORGANIZATION who is or was not a director, officer, trustee or employee of the COMPANY and who is not named in attachment OPC-FPM1; or

     (2)  the outside FOR-PROFIT ORGANIZATION

V.   The Limits of Liability stated in Item 5 of the
     Declarations and the UNDERLYING LIMITS stated in Item 6 of the Declarations shall apply unless a specific Limit of Liability or UNDERLYING LIMIT is stated below:

Item 5:   Limits of Liablity:
          A.   $                   Each WRONGFUL ACT
          B.   $                   Aggregate Limit of
                                   Liability for the POLICY PERIOD

Item 6:   UNDERLYING LIMITS:
          This POLICY is written as          Insurance

          A.   If this POLICY is written as Primary Insurance
               with respect to Insuring Agreement I(A)(2)
               only:
               (1)  $              Each WRONGFUL ACT not arising
                                   from NUCLEAR OPERATIONS
               (2)  $              Each WRONGFUL ACT arising from
                                   NUCLEAR OPERATIONS

          B.   If this POLICY is written as Excess Insurance:
               (1)  (a)  $         Each WRONGFUL ACT
                    (b)  $         In the Aggregate
                                   for all WRONGFUL ACTS
               (2)       $         Each WRONGFUL ACT not covered
                                   under Underlying Insurance
               (3)  In the Event of Exhaustion of the
                    UNDERLYING LIMIT stated in Item
                    6(B)(1)(b) above with respect to Insuring
                    Agreement I(A)(2) only:
                    (a)  $         Each WRONGFUL ACT not arising from
                                   NUCLEAR OPERATIONS
                    (b)  $         Each WRONGFUL ACT arising from NUCLEAR
                                   OPERATIONS

          The Limit of Liability stated in this section is part of and not in addition to the Limits of Liability stated in Item 5 of the Declarations.



/s/ Melford H. Butts
Signature of Authorized Representative

    ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED

Attachment OPC-FPM1 to Endorsement No. 2        Effective Date
                                                of Endorsement June 1, 1997

Attached to and forming part of POLICY No. D0392B1A97

COMPANY IPALCO Enterprises, Inc.

Name, FOR-PROFIT ORGANIZATION and position of each director, officer, trustee or employee of the COMPANY covered under Endorsement No. 2


NAME                FOR-PROFIT ORGANIZATION       POSITION

John R. Hodowal     Tecumseh Coal Corp            Director
Ramon L. Humke      Tecumseh Coal Corp            Director



    ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED

Endorsement No. 3             Effective Date of Endorsement June 1, 1997

Attached to and forming part of POLICY No. D0392B1A97

COMPANY IPALCO Enterprises, Inc.


It is understood and agreed to that this POLICY is hereby amended as indicated. All other terms and conditions of this POLICY remain unchanged.



         WRONGFUL TERMINATION EXCLUSION ENDORSEMENT


The POLICY is amended as follows:

1. Exclusion (D)(3) is deleted in its entirety and replaced with the following:

     (3)  discrimination, sexual harassment or wrongful termination

2.   Exclusion (K)(3) is deleted in its entirety.  The word
     "or" at the end of Exclusion (K)(2) is deleted and the semi-colon is changed to a period.






/s/  Melford H. Butts
Signature of Authorized Representative



    ASSOCIATED ELECTRIC & GAS INSURANCE SERVICES LIMITED

Endorsement No. 4             Effective Date of Endorsement June 1, 1997

Attached to and forming part of POLICY No. D0392B1A97

COMPANY IPALCO Enterprises, Inc.


It is understood and agreed to that this POLICY is hereby amended as indicated. All other terms and conditions of this POLICY remain unchanged.


            CORPORATE ENTITY COVERAGE ENDORSEMENT
                      (SEPARATE LIMIT)



A) Except as provided in paragraph (B) below, if the COMPANY is made a defendant in any suit or proceeding in which a DIRECTOR or OFFICER is also a defendant, in his respective capacity as a DIRECTOR or OFFICER, the INSURER shall indemnify the COMPANY for any and all sums required to reimburse it for ULTIMATE NET LOSS it has incurred in connection with CLAIMS made against the COMPANY in such suit or proceeding, provided (i) a DIRECTOR or OFFICER is a defendant in such suit or proceeding as of the date the COMPANY is first named as a defendant, (ii) such ULTIMATE NET LOSS of the COMPANY directly relates to a CLAIM which, if made against a DIRECTOR or OFFICER, would be covered by the POLICY and (iii) such ULTIMATE NET LOSS arises from a CLAIM first made against the DIRECTORS or OFFICERS during the POLICY PERIOD or during the DISCOVERY PERIOD, if purchased.

B) The coverage under paragraph (A) above shall not apply to, and there shall be no coverage under this Endorsement for ULTIMATE NET LOSS incurred by the COMPANY in connection with any CLAIM brought by or on behalf of the COMPANY.

C) The maximum amount payable by the INSURER under this Endorsement for all ULTIMATE NET LOSS arising out of any one WRONGFUL ACT shall be the amount slated as the limit of liability each WRONGFUL ACT in Section (H) of this Endorsement. The maximum amount payable by the INSURER under this Endorsement during the POLICY PERIOD for all ULTIMATE NET LOSS arising out of all WRONGFUL ACTS shall be the amount stated as the Aggregate Limit of Liability for the POLICY PERIOD in Section (H) of this Endorsement.

D) For purposes of determining and applying the UNDERLYING LIMITS applicable to the POLICY and this Endorsement, any ULTIMATE NET LOSS of the COMPANY for which the INSURER shall be liable under this Endorsement shall be included within and considered a portion of the ULTIMATE NET LOSS covered under Insuring Agreement I(A)(2) with respect to the WRONGFUL ACT for which a CLAIM is made against a co-defendant DIRECTOR or OFFICER. Subject to the foregoing, the INSURER shall only be liable under this Endorsement for the amount of ULTIMATE NET LOSS which, together with ULTIMATE NET LOSS covered under this POLICY without regard to this Endorsement, is in excess of the amount stated as the UNDERLYING LIMITS applicable to ULTIMATE NET LOSS covered under Insuring Agreement I(A)(2).

E) For purposes of determining the INSURER'S Limits of Liability under the POLICY and this Endorsement, all defense costs, settlement, judgment or other loss on account of any CLAIM shall be fairly allocated between the COMPANY and the DIRECTORS and OFFICERS consistent with the terms of the POLICY.

F) All capitalized terms under in this Endorsement shall have the same meaning as ascribed to them in the POLICY, except that for purposes of the coverage supplied by this
     Endorsement:

     (1) references to "DIRECTORS and OFFICERS" in the definitions of the terms "CLAIM", "DEFENSE COSTS" and "INDEMNITY" shall be deemed also to be references to the COMPANY; and

     (2) "WRONGFUL ACT" shall also mean any alleged breach of duty, neglect, error, misstatement, misleading statement or omission actually or allegedly caused, committed or attempted by the COMPANY, but only if such breach, neglect, error, misstatement, misleading statement or omission is interrelated with WRONGFUL ACTS of DIRECTORS or OFFICERS that are alleged in the same suit or proceeding. All interrelated breaches of duty, neglects, errors, misstatements, misleading statements or omissions actually or allegedly caused, committed or attempted by the COMPANY shall be deemed to be a single "WRONGFUL ACT".

G) (1) Except as otherwise specifically provided in Paragraph (G)(2) below, all Conditions set forth in the POLICY shall apply to the coverage supplied under this Endorsement.

     (2) (i) The second sentence of Condition (G) shall have no applicability to the coverage supplied under this Endorsement, and the bankruptcy or insolvency of the COMPANY shall not relieve the INSURER of any of its obligations under this Endorsement.

          (ii) For purposes of this Endorsement, reference in any Condition to "Limits of Liability" shall be deemed to refer to the Limits of Liability set forth in paragraph (H) below.

         (iii) For purposes of this Endorsement,
               reference in Condition (L) to a CLAIM first made against any DIRECTOR or OFFICER shall be deemed to refer to CLAIMS first made against the COMPANY.

          (iv) For purposes of this Endorsement, reference in Condition (T) to "covered ULTIMATE NET LOSS attributable to the CLAIM against the DIRECTORS and OFFICERS" shall be deemed to include CLAIM(S) against the COMPANY for which coverage is supplied under this Endorsement.

H)   Endorsement Limits of Liability:

  A.   $10,000,000         Each WRONGFUL ACT
  B.   $10,000,000         Aggregate Limit of Liability for the POLICY PERIOD

I) The INSURER shall not be liable, under this Endorsement, to make any payment for ULTIMATE NET LOSS arising from any CLAIMS arising from any prior or pending litigation as of 6/1/97, as well as all future CLAIMS or litigation based upon the prior or pending litigation or derived from the same or essentially the same facts (actual or alleged) that gave rise to the prior or pending litigation.





/s/  Melford H. Butts
Signature of Authorized Representative